Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of International Isotopes Inc. and subsidiaries (the “Company”) for the period ended June 30, 2026, as filed with the Securities and Exchange Commission (the “Form 10-Q”), I, W. Matthew Cox, Chief Financial Officer of the Company, in my capacity as such, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78m or 78o(d)); and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 12, 2026	/s/ W. Matthew Cox
W. Matthew Cox
Chief Financial Officer